Exhibit 23.3
CONSENT OF WATKINS MEEGAN LLC
     We hereby consent to the reference to our firm included in this Form 10-K.

Watkins Meegan LLC
By:	/s/ Louise M. Peabody
Louise M. Peabody, Member

Bethesda, Maryland
April 21, 2011